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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of Earliest Event Reported): October 25, 1995



                         The Bear Stearns Companies Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-8989                                       13-3286161
  ------------------------                ------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)

   245 Park Avenue, New York, New York                      10167
 ----------------------------------------                 ---------
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 272-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 33-60065) as exhibits to such Registration Statement:

         4(c)(9)           --Form of Warrant Agreement relating to the Nikkei
                             225 Index Strike Reset Call Warrants.(1)
         8                 --Opinion of Weil, Gotshal & Manges as to tax
                             matters.(2)
         23(c)             --Consent of Weil, Gotshal & Manges (included in
                             Exhibit 8 hereto).
         --------------------

         (1) Incorporated by reference to Exhibit 1.1 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 13, 1995.
         (2)               Filed herewith.










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.


Date: October 25, 1995                      By:  /s/ Samuel L. Molinaro, Jr.
                                               ---------------------------------
                                                     Samuel L. Molinaro, Jr.
                                                  Senior Vice President- Finance








































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                                  EXHIBIT INDEX


Exhibit No.:   Description:                                      Page No.:
------------   ------------                                      ---------


4(c)(9)        Form of Warrant Agreement                            -
               relating to the Nikkei 225 Index
               Strike Reset Call Warrants
               (incorporated by reference to Exhibit
               1.1 to the Registration Statement
               on Form 8-A filed with the
               Securities and Exchange
               Commission on October 13, 1995).

8              Opinion of Weil, Gotshal &                           5
               Manges as to tax matters.

23(c)          Consent of Weil, Gotshal &                           -
               Manges (included in Exhibit
               8 hereto).





















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